Exhibit 99.3

Executive Summary

DRI Title & Escrow - (Bv20170605)

Description of the due diligence performed

As part of the due diligence services performed by DRI Title & Escrow (DRI), Bayview Fund Management, LLC (Client) provided DRI with identifying data on approximately 326 mortgage loans. Such data contained loan and servicer identification numbers as well as the subject address and name of the borrower(s).

Utilizing the data provided, DRI ordered current owner searches on the title for each of these mortgage loans. Upon receipt and review of the of the results of the search, DRI identified whether or not the search revealed any liens and/or judgments which could affect the priority of the subject mortgage, including potentially superior post origination liens and/or judgments. For the purpose of identifying potentially superior post origination HOA liens, Client provided DRI a list of states for which potentially superior post origination HOA liens may take priority over the subject lien. The states identified by the Client in this regard are: CT, DC, MA, NV, RI, WA, AK, AL, CO, FL, IL, MN, NJ, NY, OR, PA, TN, WV. Client also provided copies of existing title policies as it relates to the mortgage loans so the policies could be reviewed to determine whether or not any identifiable liens and/or judgments were listed as exceptions on the applicable policies.

Summary of findings and conclusions of review

DRI was engaged by Client as diligence agent to order and review title reports for a population of 326 mortgage loans. With respect to these mortgage loans:

As set forth in the title reports, the subject mortgage is in the 1st lien position, with the exception of the following:

1.	Title report Pre-Origination Findings indicate 29 mortgage loans are category 2 in which the title policy reviewed insured the target lien in first position.

2.	Title report Pre-Origination Findings indicate 2 loans are category 3 in which the title policy did not insure the target lien in first position.

3.	Title report Pre-Origination Findings indicate 4 mortgage loans were not confirmed in position where the title policy was unavailable or deficient.

4.	Title report results indicate no mortgage loans with HOA Lien.

5.	Title report indicates no mortgage loans with municipal liens.

6.	35 title policies were provided for additional review, of those policies,

i.	29 did not take exception to the prior lien.

1.	3 loans with Pre-Origination Non-Mortgage Findings in category 2 are reflected as 1Meca. These are consolidated loans in NY.

ii.	2 mortgage loans had prior loans excepted from coverage in the title policy.

iii.	4 mortgage loans are category 4 where the title policy was unavailable or deficient in insuring the mortgage loan to first position.